Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Seaport Entertainment Group Inc. (the “Company”) hereby certifies that, to such offer’s knowledge:

(i)	the accompanying Annual Report on Form 10-K of the Company for the year ended December 31, 2024 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934; and
(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 10, 2025	By:	/s/ Anton D. Nikodemus
		Name:	Anton D. Nikodemus
		Title:	Chief Executive Officer
(Principal Executive Officer)